Exhibit 10.1

EXECUTION VERSION
EXTENSION AGREEMENT
EXTENSION AGREEMENT (this “Agreement”), dated as of May 25, 2013, to the Credit Agreement, dated as of May 25, 2011 (as amended, the “Credit Agreement”), among Applied Materials, Inc. (the “Borrower”), the lenders that are parties thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders.
The parties hereto agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.
SECTION 2. Extension. Each of the undersigned Lenders hereby agrees to extend the Termination Date with respect to such Lender, pursuant to Section 2.20 of the Credit Agreement, to May 25, 2017.
SECTION 3. Changes in Commitments. On the Extension Date (as defined below), the Commitment of each Lender shall be as set forth in Schedule 2.01 hereto, which shall replace Schedule 2.01 to the Credit Agreement as currently in effect. Any Lender not listed on Schedule 2.01 hereto shall on the Extension Date cease to be a Lender, provided that (i) all accrued fees and other amounts payable for its account shall be paid to it not later than the Extension Date and (ii) the provisions of Sections 2.13, 2.15 and 8.03 shall continue to inure to its benefit in respect of the period during which it was a Lender. If any Letters of Credit are outstanding on the Extension Date, the respective participations of the Lenders therein shall be redetermined as of such date on the basis of their then Commitments.
SECTION 4. Effectiveness. This Agreement shall become effective on and as of May 25, 2013 (the “Extension Date”), subject only to:
(a)    receipt by the Administrative Agent from the Borrower and the Lenders parties hereto, who (i) constitute the Required Lenders and (ii) include each Lender whose Commitment is increased pursuant to Section 3 above, of a counterpart of this Agreement signed on behalf of such parties;
(b)    the conditions precedent set forth in Section 3.03 of the Credit Agreement being satisfied on and as of the Extension Date; and
(c)    receipt by the Administrative Agent of fees for the accounts of Lenders as heretofore mutually agreed.

SECTION 5. Representations and Warranties. The Borrower hereby represents and warrants that the statements set forth in Section 3.03(a)(i) and Section 3.03(a)(ii) of the Credit Agreement are true and correct on and as of the Extension Date with respect to this Agreement and to the Credit Agreement as amended hereby.
SECTION 6. Reference to and Effect Upon the Credit Agreement.
(a)    The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and as of the Extension Date, this Agreement shall for all purposes constitute a Loan Document.
(b)    On and as of the Extension Date, (A) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Agreement.
(c)    The Credit Agreement and each of the other Loan Documents, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
SECTION 7. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.
SECTION 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart hereof by facsimile or electronic transmission (e.g., “pdf” or “tif”) shall be as effective as delivery of a manually executed counterpart hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

APPLIED MATERIALS, INC.
By:	/s/ Robert M. Friess
Name: Robert M. Friess
Title: Vice President and Treasurer

SIGNATURE PAGE TO EXTENSION AGREEMENT

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender
By:	/s/ Gerardo B. Loera
Name: Gerardo B. Loera
Title: Vice President

SIGNATURE PAGE TO EXTENSION AGREEMENT

Citibank, N.A., as Lender
By:	/s/ Avrum Spiegel
Name: Avrum Spiegel
Title: Vice President

SIGNATURE PAGE TO EXTENSION AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD, as Lender
By:	/s/ Richard Ong Pho
Name: Richard Ong Pho
Title: Director

SIGNATURE PAGE TO EXTENSION AGREEMENT

BNP Paribas, as Lender
By:	/s/ Mathew Harvey
Name: Mathew Harvey
Title: Managing Director

BNP Paribas, as Lender
By:	/s/ Jamie Dillon
Name: Jamie Dillon
Title: Managing Director

SIGNATURE PAGE TO EXTENSION AGREEMENT

Goldman Sachs Bank USA, as Lender
By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

SIGNATURE PAGE TO EXTENSION AGREEMENT

Morgan Stanley Bank, N.A., as Lender
By:	/s/ Sherrese Clarke
Name: Sherrese Clarke
Title: Authorized Signatory

SIGNATURE PAGE TO EXTENSION AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as Lender
By:	/s/ Robert W. Boswell
Name: Robert W. Boswell
Title: Senior Vice President

SIGNATURE PAGE TO EXTENSION AGREEMENT

THE BANK OF NEW YORK MELLON, as Lender
By:	/s/ Robert Besser
Name: Robert Besser
Title: Managing Director

SIGNATURE PAGE TO EXTENSION AGREEMENT

DBS Bank Ltd., Los Angeles Agency as Lender
By:	/s/ James McWalters
Name: James McWalters
Title: General Manager

SIGNATURE PAGE TO EXTENSION AGREEMENT

MIZUHO CORPORATE BANK (USA), as Lender
By:	/s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Senior Vice President

SIGNATURE PAGE TO EXTENSION AGREEMENT

U.S. Bank NATIONAL ASSOCIATION, as Lender
By:	/s/ Richard J. Ameny, Jr.
Name: Richard J. Ameny, Jr.
Title: Vice President

SIGNATURE PAGE TO EXTENSION AGREEMENT

Wells Fargo Bank, N.A., as Lender
By:	/s/ Sid Khanolkar
Name: Sid Khanolkar
Title: Director

SIGNATURE PAGE TO EXTENSION AGREEMENT

THE NORTHERN TRUST COMPANY, as Lender
By:	/s/ John Lascody
Name: John Lascody
Title: Vice President

SIGNATURE PAGE TO EXTENSION AGREEMENT

Taipei Fubon Commercial Bank Co., Ltd. as Lender
By:	/s/ Robin S. Wu
Name: Robin S. Wu
Title: VP & Deputy General Manager

SIGNATURE PAGE TO EXTENSION AGREEMENT

Schedule 2.01 – Commitments

Lender	Commitment
JPMorgan Chase Bank, N.A.	$190,000,000
Citibank, N.A.	$190,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$190,000,000
BNP Paribas	$130,000,000
Goldman Sachs Bank USA	$130,000,000
Morgan Stanley Bank, N.A.	$130,000,000
The Bank of New York Mellon	$90,000,000
DBS Bank Ltd., Los Angeles Agency	$80,000,000
KeyBank National Association	$80,000,000
Mizuho Corporate Bank (USA)	$80,000,000
U.S. Bank National Association	$80,000,000
Wells Fargo Bank, N.A.	$80,000,000
The Northern Trust Company	$30,000,000
Taipei Fubon Commercial Bank Co., Ltd.	$20,000,000
Total	$1,500,000,000